                                                                    Exhibit 99.5

                         UNITED STATES BANKRUPTCY COURT
                           DISTRICT OF MASSACHUSETTS
                                EASTERN DIVISION

IN RE:      M4 ENVIRONMENTAL MANAGEMENT, INC.            CASE NO.:  97-21388-CJK
            DEBTOR                                      JUDGE:   CAROL J. KENNER


                                                                      CHAPTER 11
MONTHLY OPERATING REPORT FOR MONTH ENDING:                               5/31/98




COMES NOW, M4 ENVIRONMENTAL MANAGEMENT, INC. , Debtor in Possession, and hereby its Monthly Operating Report for the period commencing 5/1/98 and ending 5/31/98 as shown by the report and exhibits consisting of 10 pages and containing the following, as indicated:

                 X       Monthly Reporting Questionnaire (Attachment 1)
           --------------

                 X       Comparative Balance Sheets (Forms OPR-1 and OPR-2)
           --------------

                 X       Summary of Accounts Receivable (Form OPR-3)
           --------------

                 X       Schedule of Post-Petition Liabilities (Form OPR-4)
           --------------

                 X       Income Statement (Form OPR-5)
           --------------

                 X       Statement of Sources and Uses of Cash (Form OPR-6)
           --------------


I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.


Date:  6/26/98                DEBTOR-IN-POSSESSION
       -----------
                              By:
                                              /S/  F. Gordon Bitter
                                              ---------------------------------
                              Name & Title:   F. Gordon Bitter, Vice President
                                              M4 Environmental Management, Inc.
                                              421 Currant Road
                                              Fall River, MA  02720
                                              Telephone:    508-324-6497

                                                                    Exhibit 99.6

                         UNITED STATES BANKRUPTCY COURT
                           DISTRICT OF MASSACHUSETTS
                                EASTERN DIVISION

IN RE:      M4 ENVIRONMENTAL MANAGEMENT, INC.            CASE NO.:  97-21388-CJK
            DEBTOR                                      JUDGE:   CAROL J. KENNER


                                                                      CHAPTER 11

                         UNITED STATES BANKRUPTCY COURT
                           DISTRICT OF MASSACHUSETTS
                                EASTERN DIVISION

IN RE:      M4 ENVIRONMENTAL MANAGEMENT, INC.            CASE NO.:  97-21388-CJK
            DEBTOR                                      JUDGE:   CAROL J. KENNER


                                                                      CHAPTER 11



          NOTE TO THE MONTHLY OPERATING REPORT:


         Consistent with the Debtor's historical accounting practices, this operating report accounts for all cash transfers among the Debtor and its affiliates and allocates some, but not all, of the expenses borne by one affiliate for the benefit of another or the others. In the absence of a decision for substantive consolidation, the Debtor will develop an appropriate allocation of expenses among the affiliated entities.

                           COMPARATIVE BALANCE SHEETS                 FORM OPR-1

CASE NAME:    M4 ENVIRONMENTAL MANAGEMENT, INC.
CASE NUMBER:  97-21388-CJK

                               MONTH ENDED:5/31/98


                                                FILING     MONTH     MONTH      MONTH     MONTH      MONTH     MONTH      MONTH
                                                 DATE      ENDED     ENDED      ENDED     ENDED      ENDED     ENDED      ENDED
                                               12/3/97   12/31/97   1/31/98    2/28/98   3/31/98    4/30/98   5/31/98
ASSETS

CURRENT ASSETS

Cash
Other negotiable instruments (i.e.  CD's,
  Treasury Bills, Etc.)
Accounts Receivable-Trade, Net (OPR-3)
Less:   allowance for doubtful accounts
Accounts Receivable-Other
Inventory, at cost
Prepaid expenses
Deposits
Other:
   Stock & interests in:
   M4   Environmental, LP (1% ownership,
   99% owned by MMT Federal Holdings, Inc.)    Unknown    Unknown   Unknown    Unknown   Unknown    Unknown   Unknown


                                               --------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                              0         0          0         0          0         0          0          0
                                               --------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT, AT COST
Less:  Accumulated Depreciation
                                               --------------------------------------------------------------------------------
NET PROPERTY, PLANT AND EQUIPMENT                 0         0          0         0          0         0          0          0
                                               --------------------------------------------------------------------------------
OTHER ASSETS (ITEMIZED IF VALUE EXCEEDS
     10% OF "TOTAL ASSETS")
     Intangible Assets
     Less:  Accumulated Amortization
                                               --------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                0         0          0         0          0         0          0          0
                                               --------------------------------------------------------------------------------
TOTAL ASSETS                                      0         0          0         0          0         0          0          0
                                               ================================================================================

                           COMPARATIVE BALANCE SHEETS                 FORM OPR-2

CASE NAME:    M4 ENVIRONMENTAL MANAGEMENT, INC.
CASE NUMBER:  97-21388-CJK

                               MONTH ENDED:5/31/98

                                                       FILING    MONTH     MONTH    MONTH    MONTH    MONTH       MONTH      MONTH
                                                        DATE     ENDED     ENDED    ENDED    ENDED    ENDED       ENDED      ENDED
                                                       12/3/97   12/31/97  1/31/98  2/28/98  3/31/98  4/30/98     5/31/98
LIABILITIES

POST PETITION LIABILITIES

Secured Debt (See Form OPR-4)
Unsecured Debt-Intercompany Obligations due to cash
   transfers in PostPetition Operations
Unsecured
   Debt-Obligations incurred in Post Petition
   Operations (See Form OPR-4)

                                                      ----------------------------------------------------------------------------
TOTAL POST PETITION LIABILITIES                           0         0         0        0        0        0           0          0

PRE PETITION INTERCOMPANY LIABILITIES
DEFERRED REVENUE/DEFERRED INCOME
TOTAL OTHER PRE PETITION LIABILITIES

                                                      ----------------------------------------------------------------------------
TOTAL LIABILITIES                                         0         0         0        0        0        0           0          0
                                                      ----------------------------------------------------------------------------
SHAREHOLDERS' EQUITY (DEFICIT)

Preferred Stock
Common Stock
Paid in Capital                                         Nil       Nil       Nil      Nil      Nil      Nil         Nil
Valuation Allowance
Dividends Paid
Treasury Stock
Deferred Compensation
Retained Earnings
         Through Filing Date
         Post Filing Date

                                                      ----------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                      0         0         0        0        0        0           0          0
                                                      ----------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                0         0         0        0        0        0           0          0
                                                      ============================================================================

                           SUMMARY OF ACCOUNTS RECEIVABLE             FORM OPR-3

CASE NAME:    M4 ENVIRONMENTAL MANAGEMENT, INC.
CASE NUMBER:  97-21388-CJK

                               MONTH ENDED:5/31/98



                                                                         0-30         31-60        61-90         OVER
                                                           TOTAL         DAYS          DAYS         DAYS        90 DAYS

DATE OF FILING:  12/3/97                                      0
                 Allowance for doubtful accounts              0
                                                           ------------------------------------------------------------
                                                              0            0            0            0             0
                                                           ============================================================

MONTH:           12/31/97
                 Allowance for doubtful accounts              0
                                                           ------------------------------------------------------------
                                                              0            0            0            0             0
                                                           ============================================================

MONTH:           1/31/98                                      0
                 Allowance for doubtful accounts              0
                                                           ------------------------------------------------------------
                                                              0            0            0            0             0
                                                           ============================================================

MONTH:           2/28/98                                      0
                 Allowance for doubtful accounts              0
                                                           ------------------------------------------------------------
                                                              0            0            0            0             0
                                                           ============================================================

MONTH:           3/31/98                                      0
                 Allowance for doubtful accounts              0
                                                           ------------------------------------------------------------
                                                              0            0            0            0             0
                                                           ============================================================

MONTH:           4/30/98                                      0
                                                              0
                                                           ------------------------------------------------------------
                                                              0            0            0            0             0
                                                           ============================================================

MONTH:           5/31/98
                 Allowance for doubtful accounts
                                                           ------------------------------------------------------------
                                                              0            0            0            0             0
                                                           ============================================================

                      SCHEDULE OF POST PETITION LIABILITIES           FORM OPR-4

Case Name:    M4 ENVIRONMENTAL MANAGEMENT, INC.
Case Number:  97-21388-CJK

                                                           MONTH ENDED:  5/31/98


                                                             DATE         DATE     TOTAL    0-30    31-60       61-90       OVER
                                                           INCURRED        DUE      DUE     DAYS    DAYS        DAYS       90 DAYS


TAXES PAYABLE

          Federal Income Taxes                                                     NONE
          FICA-Employer's Share                                                    NONE
          FICA-Employee's Share                                                    NONE
          Unemployment Tax                                                         NONE
          State Sales & Use Tax                                                    NONE
          State __________ Tax                                                     NONE
          Personal Property Tax                                                    NONE

                                                                                 -------------------------------------------------
TOTAL TAXES PAYABLE                                                                   0       0        0           0           0

POST PETITION SECURED DEBT
DIP FINANCING


ACCRUED INTEREST PAYABLE

                                                                                 -------------------------------------------------
TOTAL POST PETITION SECURED DEBT                                                      0       0        0           0           0


POST PETITION UNSECURED DEBT
TRADE ACCOUNTS PAYABLE & OTHER:
          Trade Accounts Payable (see attached schedules)
          Payroll withholdings
          Accrued Payroll
          Accrued expenses
                                                                                 -------------------------------------------------
TOTAL TRADE ACCOUNTS PAYABLE & OTHER                                                  0       0        0           0           0
                                                                                 -------------------------------------------------
TOTAL ALL POST PETITION LIABILITIES                                                   0       0        0           0           0
                                                                                 =================================================

                                INCOME STATEMENT                      FORM OPR-5

CASE NAME:    M4 ENVIRONMENTAL MANAGEMENT, INC.
CASE NUMBER:  97-21388-CJK

                                                             MONTH ENDED 5/31/98



                                                     PRE       POST     MONTH    MONTH    MONTH    MONTH    MONTH    MONTH  MONTH
                                                   PETITION  PETITION   ENDED    ENDED    ENDED    ENDED    ENDED    ENDED  ENDED
                                                   12/3/97   12/31/97  1/31/98  2/28/98  3/31/98  4/30/98  5/31/98
                                                   -------------------------------------------------------------------------------


NET REVENUE (INCOME)
                                                   -------------------------------------------------------------------------------

COST OF GOODS SOLD
  Salaries & wages
  Less: Salaries & wages capitalized in fixed
     assets
  Benefits
  Bad debt expense
  Cost of goods sold
  Decontamination & disposal
  Disposal costs-secondary wastes
  Financing costs
  Insurance
  Legal services
  Materials
  Office expense & supplies
  Other
  Outside services
  Professional services
  Rent-equipment
  Rent-office/buildings
  Supplies-processing
  Taxes
  Telephone
  Transportation
  Travel & entertainment
  Utilities

                                                   -------------------------------------------------------------------------------
TOTAL COST OF GOODS SOLD                                  0        0        0        0        0        0        0        0      0
                                                   -------------------------------------------------------------------------------

INCOME BEFORE INTEREST, DEPRECIATION,
        TAXES, OR EXTRAORDINARY EXPENSEs                  0        0        0        0        0        0        0        0      0
                                                   -------------------------------------------------------------------------------

INTEREST EXPENSE
DEPRECIATION AND AMORTIZATION
INCOME TAX EXPENSE (BENEFIT)
REORGANIZATION EXPENSE
OTHER (INCOME) EXPENSE
(GAIN) LOSS ON SALE OF ASSETS
                                                   -------------------------------------------------------------------------------

NET INCOME (LOSS)                                    NONE     NONE     NONE     NONE     NONE     NONE      NONE          0      0
                                                   ===============================================================================

                     STATEMENT OF SOURCES AND USES OF CASH            FORM OPR-6

CASE NAME:    M4 ENVIRONMENTAL MANAGEMENT, INC.
CASE NUMBER:  97-21388-CJK

                                                            MONTH ENDED: 5/31/98

                                                                             TOTAL      TOTAL    TOTAL    TOTAL
                                                        PRE       POST       MONTH      MONTH    MONTH    MONTH    MONTH    MONTH
                                                      PETITION   PETITION    ENDED      ENDED    ENDED    ENDED    ENDED    ENDED
                                                     12/1-12/2  12/3-12/31  12/31/97   1/31/98  2/28/98  3/31/98  4/30/98  5/31/98

CASH FLOWS-OPERATING ACTIVITIES:

Net Earnings (Loss)                                               NONE       NONE       NONE    NONE      NONE     NONE      NONE

Adjustments to Reconcile Net Earnings to
Net Cash Provided (Used) by Operating Activities:
 Depreciation & Amortization                              0         0          0          0       0         0        0         0
 Decrease (Increase)-Accounts Receivable                  0         0          0          0       0         0        0         0
 Decrease (Increase)-Inventories                          0         0          0          0       0         0        0         0
 Decrease (Increase)-Prepaid Expenses                     0         0          0          0       0         0        0         0
 Decrease (Increase)-Other Assets                         0         0          0          0       0         0        0         0
 Increase (Decrease)-Pre Petition Liabilities             0         0          0          0       0         0        0         0
 Increase (Decrease)-Post Petition Liabilities            0         0          0          0       0         0        0         0

                                                     ------------------------------------------------------------------------------
NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES          0         0          0          0       0         0        0         0
                                                     ------------------------------------------------------------------------------

CASH FLOWS USED IN INVESTING ACTIVITIES
  Capital Expenditures                                              0          0          0       0         0        0         0
  Sale of Net Fixed Assets
                                                     ------------------------------------------------------------------------------
NET CASH PROVIDED (USED) IN INVESTING ACTIVITIES          0         0          0          0       0         0        0         0
                                                     ------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Increase (Decrease)-Morgens Waterfall                            0          0          0       0         0        0         0
   Increase (Decrease)-Shareholder Valuations                       0          0          0       0         0        0         0

   Purchase of Treasury Stock-Preferred Shares

                                                     ------------------------------------------------------------------------------
NET CASH PROVIDED (USED) IN FINANCING ACTIVITIES          0         0          0          0       0         0        0         0
                                                     ------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS      0         0          0          0       0         0        0         0

Cash and Cash Equivalents at Beginning of Period                    0          0          0       0         0        0         0

                                                     ------------------------------------------------------------------------------
Cash and Cash Equivalents at End of Period                0         0          0          0       0         0        0         0
                                                     ==============================================================================

                                   CHAPTER 11                       ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:    M4 ENVIRONMENTAL MANAGEMENT, INC.
CASE NUMBER:  97-21388-CJK

                                                            MONTH ENDED: 5/31/98
                                                                          PAGE 1


1.   PAYROLL
           State the amount of all executive wages paid and taxes withheld and paid.

         NAME AND TITLE OF            DATE       WAGES PAID       TAXES WITHHELD
         EXECUTIVE                    PAID     GROSS       NET    DUE       PAID

         THE FOLLOWING OFFICERS OF THIS DEBTOR ARE EMPLOYEES AND OFFICERS OF MOLTEN METAL TECHNOLOGY, INC. ("MMT"). THESE OFFICERS DO NOT RECEIVE COMPENSATION FROM THIS DEBTOR, BUT ARE COMPENSATED MMT, WHICH HAS DISCLOSED SUCH COMPENSATION IN ITS MONTHLY OPERATING REPORT (CASE NUMBER 97-21385-CJK).

         F. Gordon Bitter, CEO & CFO, Director
         Ethan E. Jacks, VP, General Counsel, Secretary
         Eugene Berman, Assistant Secretary
         Charles W. Shaver, President & COO, Director
         Randall Jones, Assistant Secretary


                                                                        -----------------------------------------
          TOTAL EXECUTIVE PAYROLL                                          0         0          0           0
                                                                        =========================================





2.  INSURANCE
          Is Workers' Compensation and other insurance in effect?          N/A
                                                                         -------
          Are payments current?
                                                                         -------
          If any policy has lapsed, been replaced or renewed,
            state so in the schedule below.
          Attach a copy of the new policy's binder or coverage page.


                                                                         DATE
                                COVERAGE  POLICY  EXPIRATION  PREMIUM  COVERAGE
TYPE       CARRIER NAME          AMOUNT   NUMBER      DATE    AMOUNT   PAID THRU


                      SEE ATTACHED INSURANCE EXPIRATION CERTIFICATE

3.  BANK ACCOUNTS

                                                              TOTAL
BANK NAME

ACCOUNT NUMBER


BEGINNING BOOK BALANCE                                           0
PLUS:     Deposits-Collections of A/R
          Other Receipts
          Loan Advances

LESS:     Disbursements
          Payroll
          Returned Checks
          Loan Repayments

OTHER:    Adjustments
          Transfers In (Out)

                                                            ----------
ENDING BOOK BALANCE                                              0
                                                            ==========



4. POST PETITION PAYMENTS TO PROFESSIONALS AND ON PRE PETITION DEBTS List any post petition payments to professional and payments on Pre-petition debts in the schedule below.

    Payments To/On                                Amount      Date     Check #

    PROFESSIONALS (ATTORNEYS, ACCOUNTANTS, ETC.)



                                                  NONE



                                                --------
                                                    0
                                                ========
    PRE-PETITION DEBTS


                                                  NONE





                                                --------
   TOTAL PAYMENTS OF PRE-PETITION DEBTS             0
                                                ========


f

INSURANCE EXPIRATION STATEMENT

                                   INSURANCE  COVERAGE  POLICY  EXPIRATION  PREMIUM
CARRIER NAME AND ADDRESS  TYPE       AGENT     AMOUNT   NUMBER    DATE       AMOUNT
----------------------------------------------------------------------------------


           SEE ATTACHED








           I declare under penalty of perjury that the information provided on the attachments hereto is true and correct to the best of my knowledge and belief.


           Date: 5/26/98



                                         MOLTEN METAL TECHNOLOGY, INC.

                                             /S/  F. Gordon Bitter
                                         By:__________________________
                                               F. Gordon Bitter
                                               Chief Executive Officer

                                         MMT OF TENNESSEE, INC.

                                             /S/  F. Gordon Bitter
                                         By:__________________________
                                               F. Gordon Bitter
                                               Vice President

                                         M4 ENVIRONMENTAL, L.P.


                                         By:__________________________
                                               M4 Environmental Management, Inc.
                                               General Partner

                                             /S/  F. Gordon Bitter
                                         By:__________________________
                                               F. Gordon Bitter
                                               Vice President

                                         MMT FEDERAL HOLDINGS, INC.

                                             /S/  F. Gordon Bitter
                                         By:__________________________
                                               F. Gordon Bitter
                                               Vice President

                   Molten Metal Technology Insurance Schedule
                                   Exhibit A

================================================================================================================================
           CARRIER NAME & ADDRESS                                 TYPE                   BROKER      LIMITS          POLICY
                                                                                                                     NUMBER
================================================================================================================================

Commerce & Industry Insurance Co.            General Liability                          Aon          $1,000,000     340-94-76
70 Pine Street                               Automobile Liability                       Aon          $1,000,000     766-56-11
New York, NY   10270                         Excess Liability - 1st layer               Aon         $20,000,000     606-23-31
                                                                                                  excess of $1M

New Hampshire Insurance Co.                  Workers Compensation                       Aon         Statutory      WC588-59-75
70 Pine Street                               Workers Compensation - CA                  Aon         Statutory      WC588-59-77
New York NY  10270                           Employers' Liability                       Aon          $1,000,000    WC588-59-75
                                                                                                                   and -77[CA]

American International Specialty Lines       Pollution Liability - MA/TN                Aon          $3,000,000      8199951
   Insurance Co.                             Pollution Liability - TX                   Aon          $1,000,000      8199950
70 Pine Street
New York NY  10270


Executive Risk Indemnity Company             Fidelity                                   Aon            $500,000   751-118812-98
P.O. Box 91394                               Fiduciary                                  Aon          $2,000,000   751-118834-98
Chicago, IL   60693

Executive Risk Indemnity Company             Directors & Officers Liability             Aon         $10,000,000   751-091628-98
P.O. Box 91394
Chicago, IL   60693

CNA Insurance Companies                      Foreign Liability                          Aon          $1,000,000  PST 00 9648288
180 Maiden Lane
New York, NY  10038

Allendale Mutual Insurance Co.               Property                                   Aon        $147,000,000       CC626
Allendale Park                                                                                       Blanket
Johnston, RI  02919

American Nuclear Insurers                    Nuclear All Risk Property                  J&H/M&M     $45,000,000       98262
Town Center                                  Nuclear Liability Facility Form - TN       J&H/M&M     $50,000,000      NF-0338
29 South Main Street                         Master Worker Certificate - TN             J&H/M&M    $200,000,000      NW-0235
West Hartford, CT 06107                                                                            Shared Agg.





========================================================================================
           CARRIER NAME & ADDRESS            EXPIRATION   PREMIUM          PAID
                                             DATE                          THRU
========================================================================================

Commerce & Industry Insurance Co.            12/3/98        $53,000       Current
70 Pine Street                               12/3/98         $3,540       Current
New York, NY   10270                         12/3/98        $43,185       Current


New Hampshire Insurance Co.                  12/3/98       $111,250       Current
70 Pine Street                               12/3/98           $753       Current
New York NY  10270                           12/3/98       inclu.         Current


American International Specialty Lines       12/3/98        $28,342       Current
   Insurance Co.                             12/3/98        $16,919       Current
70 Pine Street
New York NY  10270


Executive Risk Indemnity Company             5/9/99          $6,000       Current
P.O. Box 91394                               5/9/99          $6,000       Current
Chicago, IL   60693

Executive Risk Indemnity Company             1/19/99       $350,000       Current
P.O. Box 91394
Chicago, IL   60693

CNA Insurance Companies                      2/1/99          $2,000       Current
180 Maiden Lane
New York, NY  10038

Allendale Mutual Insurance Co.               12/2/99       $170,000       Current
Allendale Park
Johnston, RI  02919

American Nuclear Insurers                    1/1/99         $97,500       Current
Town Center                                  12/31/98      $124,215       Current
29 South Main Street                         12/31/98          $550  Not yet invoiced
West Hartford, CT 06107

=================================================================================================================================
           CARRIER NAME & ADDRESS                                 TYPE                       BROKER      LIMITS          POLICY
                                                                                                                         NUMBER
=================================================================================================================================


                                             Nuclear Supplier's & Transp.                   J&H/M&M     $15,000,000      NS-0539
                                             Nuclear Liability Facility Form - SC           J&H/M&M     $10,000,000      NF-0329
                                             Nuclear Foreign Supplier's & Transp.           J&H/M&M     $10,000,000        TBD
                                             Master Worker Certificate - SC                 J&H/M&M    $200,000,000      NW-0237
                                                                                                       Shared Agg.
                                             Nuclear Facility Liability - Comm. Park        J&H/M&M     $10,000,000      NF-0337
                                             Master Worker Certificate - Comm. Park         J&H/M&M    $200,000,000      NW-0234
                                                                                                       Shared Agg.

American International Specialty             Pollution Legal and Closure/Post Closure       J&H/M&M      $3,000,000      8183013
   Lines Ins. Co.                                                                                      Pollution Legal
Harborside Financial Center                                                                              $3,400,000
401 Plaza 3                                                                                            Closure
Jersey City, NJ   07311

Note: The premium for the Pollution Legal/Closure policy (AISLIC no. 8183013) is billed in 5 annual installments of $19,280 (Pollution Legal) and $85,000 (Closure). To date, the first three installments are paid in full. The remaining installments come due on the anniversary date. Thus, the remaining installments for 12/15/98 and 1999 for Pollution






=====================================================================================
           CARRIER NAME & ADDRESS         EXPIRATION   PREMIUM          PAID
                                          DATE                          THRU
=====================================================================================


                                        12/31/98        $8,670   Current
                                        12/31/98       $13,590   Current
                                        12/31/98       TBD       Based on Foreign Sales
                                        12/31/98          $550   Not yet invoiced

                                        12/31/98       $39,568   Current
                                        12/31/98          $550   Not yet invoiced


American International Specialty        10/15/00       $94,400   Current
   Lines Ins. Co.                       Poll. Legal
Harborside Financial Center             12/7/00       $425,000   Current
401 Plaza 3                             Closure
Jersey City, NJ   07311


Note: The premium for the Pollution Legal/Closure policy (AISLIC no. 8183013) is billed in 5 annual installments of $19,280 (Pollution Legal) and $85,000 (Closure). To date, the first three installments are paid in full. The remaining installments come due on the anniversary date. Thus, the remaining installments for 12/15/98 and 1999 for Pollution and for 1/4/99 and 2000 for Closure, are unbilled and unpaid.

                   Molten Metal Technology Insurance Schedule
                                   Exhibit A

============================================================================-=====================================================
        CARRIER NAME & ADDRESS                        TYPE                   CO      LIMITS   EXPIRATION     PREMIUM      PAID
                                                                           ENTITY              DATE                       THRU
=========================================================================-========================================================

Blue Cross & Blue Shield of RI      Full Coverage Medical                    MMT               5/1-5/31/98    $10,622      Current
PO Box 1057
Providence, RI
02901-1057

Delta Dental Plan                   Self Funded Dental                       MMT               5/1-5/31/98       None      Current
PO Box 5-0198                                                                                                              Current
Woburn, MA 01815-0198                                                                                                      Current


Fortis Benefits Insurance Co.       Employee Funded-Supplemental Life        MMT               5/1-5/31/98     $1,968      Current
PO Box 27-644-1
Kansas City, MO 64180-0644


Fortis Benefits Insurance Co.       Employee Funded-Supplemental Life        MMT TN            5/1-5/31/98     $1,185      Current
PO Box 27-644-1
Kansas City, MO 64180-0644


Fortis Self Funded Admin Services   Medical Stop Loss and Life Insurance     MMT               5/1-5/31/98    $10,960      Current
10159 Wayzata Boulevard             Premiums
Minnetonka, MN 55305


Fortis Self Funded Admin Services   Medical Stop Loss and Life Insurance     MMT TN            5/1-5/31/98     $8,231      Current
10159 Wayzata Boulevard             Premiums
Minnetonka, MN 55305


Fortis Self Funded Admin Services   Self Funded Medical Claims               MMT &             5/1-5/31/98    $50,000      Current
10159 Wayzata Boulevard                                                      MMT TN
Minnetonka, MN 55305


UNUM Life Insurance                 Employee Funded Long Term Disability     MMT               5/1-5/31/98     $1,951      Current

                   Molten Metal Technology Insurance Schedule
                                   Exhibit A

============================================================================-=====================================================
        CARRIER NAME & ADDRESS                        TYPE                   CO      LIMITS   EXPIRATION     PREMIUM      PAID
                                                                           ENTITY              DATE                       THRU
=========================================================================-========================================================

PO Box 7777-W0050
Philadelphia, PA
19175-0050


UNUM Life Insurance                 Short Term Disability                    MMT               5/1-5/31/98     $2,110      Current
2211 Congress Street
Portland, ME 04122